Investor Presentation May 2021

Safe Harbor This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DMS’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, DMS’s expectations with respect to its future performance and its ability to implement its strategy, and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the COVID-19 pandemic or other public health crises; (2) changes in client demand for our services and our ability to adapt to such changes; (3) the entry of new competitors in the market; (4) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (5) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers; (6) the performance of DMS’s technology infrastructure; (7) the ability to protect DMS’s intellectual property rights; (8) the ability to successfully source and complete acquisitions and to integrate the operations of companies DMS acquires, including the Crisp Results assets and Aimtell, PushPros and Aramis Interactive; (9) the ability to improve and maintain adequate internal controls over financial and management systems, and remediate the identified material weakness; (10) changes in applicable laws or regulations and the ability to maintain compliance; (11) our substantial levels of indebtedness; (12) volatility in the trading price on NYSE of our common stock and warrants; (13) market fluctuations in the value of our private placement warrants; and (14) other risks and uncertainties indicated from time to time in DMS’s filings with the SEC, including those under “Risk Factors” in DMS’s Annual Report on Form 10-K and its subsequent filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. 2 Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation includes non-GAAP financial measures. The company uses these financial measures to analyze and compare its financial condition and results of operations in a meaningful and consistent manner. We use these financial measures to assess our operating performance and we believe that they provide useful information to investors regarding DMS’s operating performance. DMS believes that these measures are used by many investors, analysts and rating agencies as a measure of performance. Financial measures that are not U.S. GAAP should not be considered as alternatives to net income, reported revenue, operating income, or any other performance measures derived in accordance with GAAP as measures of operating performance. Non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Because of these limitations, management relies primarily on its GAAP results and uses Adjusted Revenue, Adjusted EBITDA, Adjusted Revenue Growth, Adjusted EBITDA Margin, Unlevered Free Cash Flow, Adjusted EPS, Pro Forma Revenue and other non-GAAP measures only as a supplement. Where not included in the presentation directly, a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in the Appendix of this presentation, except in the case of forward-looking non-gaap financial measures where the most directly comparable GAAP measure is not available.

Company Overview 3

DMS At A Glance The DMS Opportunity 2020 Financial Summary Key Stats (As Of 2020 Year-End) Digital Media Solutions (NYSE: DMS) 90%+ Consumer Retention Rate ~275 Advertiser Clients 48% YTD Revenue from Insurance Vertical ~400 Employees Record Adj. Revenue2 $340.7MM Record Adj. EBITDA2 $54.3MM Q4 2020 Organic Growth 38% Adj. EBITDA Margin2 15.9% Unlevered FCF Conversion2 $43.9MM (>80%) 5,500+ Local Insurance Agents 1Statista. 2This is a non-GAAP financial measure. 2020 GAAP Revenue was $332.9MM. 2020 GAAP Revenue Growth was 39.7% YoY. 2020 GAAP Gross Margin was 29.5%. GAAP Net Loss was $13.7MM. GAAP Cash Flow from Operations was $17.0MM. 1 Leading provider of technology-enabled, data-driven digital performance advertising solutions connecting consumers and advertisers. 2 Superior business model driven by our proprietary (i) first-party, consented database of known users and (ii) advanced technology and software tools which economically deliver customers and near customers to our advertiser clients. 3 Significant exposure to the online insurance end market, including auto, health, life and home, which is in the very early stages of growth. 2 4 Universally applicable DMS solutions also serve other large and growing end markets, including ecommerce, health & wellness, consumer finance and education, which collectively represent ~$80B1 in digital ad spend in 2021. 5 L g-term track record of strong r venue growth and profitability;2017-2020 CAGRs of ~71% for Net Revenue and ~74% for EBITDA 6 Demonstrated track record of accretive M&A further acceleratingrevenue growth and profitability. 4

5 Founder-Led Management Team With Proven Track Record Joe Marinucci • Co-Founder, CEO, Board Member of DMS • For more than 20 years, Joe has been an industry leader in helping advertisers generate substantial and consistent ROI on their marketing spend Fernando Borghese • Co-Founder, COO, Board Member of DMS • Current Board Member of LeadsCouncil • Nearly 20 years of experience in performance marketing, scaling businesses and building high-performing teams that deliver measurable impact Vasundara Srenivas • Chief Financial Officer • Former CFO of Boeing Capital Corporation • Joined DMS as CFO in March 2021 • More than 20 years of financial & accounting leadership

6 Leveraging our performance- based model, DMS delivers customers & near customers to our digital advertiser clients. • Marketplace solutions • Brand-direct solutions • Other solutions, including SaaS For The Consumer For The Advertiser Through our marketplaces and brand-direct campaigns, DMS increases consumer access to branded products, services, promotions and savings opportunities. Removes friction from advertising ecosystem by delivering the right message to the right person at the right time to provide value to consumers (and advertisers alike). Providing Value To Consumers & Large Brands DMS Value Proposition

Connecting our first-party data and our proprietary tech stack with our expansive digital media reach enables us to use insights and signals across digital channels to get the right message to the right person at the right time to boost advertising ROI for our advertiser clients, resulting in successful connections of customers and near customers with our advertising clients. 7 DMS delivers customers & near customers to our digital advertiser clients How Do We Do It? + FIRST-PARTY DATA ASSET PROPRIETARY TECH + EXPANSIVE DIGITAL MEDIA REACH Strategic Partner Providing Digital Performance Advertising To Large Brands

Expansive Media Reach: 70% of U.S. Adults We target audiences where they spend their time & engage high-intent consumers when they are ready to take action. SOCIAL MEDIA ● SEARCH ● DISPLAY/PROGRAMMATIC ● EMAIL ● PUSH ● CONNECTED TV

• One-to-One Solution: One consumer connected to one advertiser client • Advertiser-Branded Campaigns: Ads & creative elements branded based on advertiser client specifications • One-to-Many Solution: One consumer connected to multiple relevant advertiser clients • Marketplace-Branded Campaigns: Ads & creative elements branded to match DMS marketplaces + FIRST-PARTY DATA ASSET PROPRIETARY TECH + EXPANSIVE DIGITAL MEDIA REACH Both DMS Brand-Direct Solutions and DMS Marketplace Solutions represent pay-for-performance campaigns powered by the unique combination of our first-party data asset, proprietary technology and expansive media reach. DMS Brand-Direct Solutions DMS Marketplace Solutions 9

Powerful Solutions Helping Brands Acquire Customers DMS Business Mix1 (% of Revenue) Fortune 100 Insurance Agency Top 3 U.S. Mortgage Lender Top 3 U.S. Auto Insurer Leading Home Security Company Top 100 U.S. University Brand-Direct Solutions Marketplace Solutions Other2 • Consumer audiences attracted to DMS-owned websites relevant to specific verticals such as: insurance and home services • Relevant advertiser client offers presented to consumers • Consumer audiences converted to customers leveraging DMS first-party data (targeting based on billions of precedent engagements) • Refine DMS database in real time via 100% transparent feedback loop • Customized programs; DMS controls advertising spend across channels (search, social, display, etc.) • DMS provides end-to-end capabilities to deliver customers and near customers to the brand • DMS leverages first-party database to target the most likely customers and convert them to paying customers for our advertiser clients • White-labeling of DMS proprietary technology to enable DMS advertiser clients to manage, optimize, track campaigns • Creates extremely sticky relationships due to embedded nature of SaaS product within client marketing processes • Exclusive, long-term contractual relationships for software; leads to high ability to cross-sell solutions 1Mix is based upon GAAP-reported revenue for FY 2020. 2Includes software and marketing services. Fortune 50 Beverage Brand Leading U.S. Auto Insurer Top U.S. Home Services Company Numerous Ecommerce Brands Marketplace Solutions 43% Other 3% DMS Key Comparables DMS Key Customers 10

Growing Across DMS Solutions +24% Top 20 Advertiser Client Adjusted Revenue1 Growth 2019-2020 +173% Top 20 Advertiser Client Adjusted Revenue1 Growth 2019-2020 +7% Top 20 Advertiser Client Adjusted Revenue1 Growth 2019-2020 BRAND-DIRECT MARKETPLACE OTHER 11 1Net of intercompany eliminations. 2Adjusted Revenue is a non-GAAP measure. Revenue growth was 39.9% for 2019 to 2020. Adjusted revenue growth was 38.7% 2019 to 2020. Other total segment revenue growth of 65%.

DMS Flywheel Impact: Growth >> Results >> Growth Scaling Advertiser Client Media Spend More Consumer Interactions >> Growing DMS Data Asset Continually Improved Audience Targeting: Right Offer > Right Person > Right Place > Right Time Conversion Rates & Advertiser Client ROI Growth >> Results >> Growth The Flywheel Creates Growth & Consistency Among Top 20 Advertisers • 95% retention of top 20 advertiser clients across all verticals from 2019 to 2020 ◦ Revenue share from top 20 clients grew from 41.4% in 2019 to 52.5% in 2020 • 100% retention of top 20 insurance advertiser clients from 2019 to 20201 ◦ Revenue from top 20 insurance clients grew 22% from 2019 to 20201 12 1FY19 includes Pro Forma Revenue for Q4 2019 acquisition pre-ownership period (1/1-10/31/19).

Rising Engagement Scores Underscore The Flywheel Impact 13 • 25+ billion daily impressions in the U.S.1 ◦ DMS represents 7 billion quarterly impressions across all solution lines (0.3% of worldwide market) ◦ DMS has significant room to grow, but no intentions to scale with impressions that are not impactful • DMS measures performance based on engagement, not impressions ◦ Engagement volume represents the number of times consumers interact with DMS ads • The CES score is the share of DMS impressions that result in engagements ◦ Typically, as impression volume scales, engagement declines because of media waste, but… For DMS, as impression volume scales, engagement grows because of the flywheel impact and our ability to target the right people in the right places at the right time and with the right messages. DMS Consumer Engagement Score 1This is the DMS approximation of the number of daily impressions in the U.S. where our Brand- Direct and Marketplace solutions advertising clients can have a high degree of engagement opportunity reaching in-market consumers for our advertising clients’ products and services.

Successful M&A Track Record Accelerates Growth Marketplace Solutions 44% 14 • 12 transactions closed since 2016 • M&A as additive to organic growth initiatives • Evaluate ability to raise us up on existing curves related to: ◦ Deepen existing verticals ◦ Improve distribution capabilities ◦ Expand into new sectors ◦ Add to already strong tech stack DMS M&A Roadmap Aimtell / PushPros / Aramis Interactive (February) • Added powerful, AI-powered SaaS pu h technology to enhance consumer engagement with hyper- targeted messaging, leveraging advanced machine learning and customization features, to boost conversion rates and advertiser client ROI. • Expanded both advertiser demand and media distribution. Crisp Results Assets (April) • Strengthened capabilities across Medicare and health insurance, auto insurance, life insurance and medical alert products. • Provides DMS with better control of full-funnel engagement of consumers in the market for insurance- related products. • Expanded both advertiser demand and media distribution. 2021 Completed Acquisitions DMS Disciplined M&A Approach • Experienced, connected team sees robust deal flow • Looking to access segments of curves that will accelerate organic growth • Acquisitions are integrated and harmonized into DMS ecosystem On April 5, updated FY guidance for revenue to $455-465 million and adjusted EBITDA1 to $72-75 million, including the impact of the 2021 acquisitions. 1Adjusted EBITDA is a non-GAAP measure.

Significant And Growing Brand Name Roster Of Blue-Chip Clients Across Diverse Verticals With An Emerging Insurance Focus INSURANCE: 10 of the largest U.S. insurance firms across auto, home, life & health ECOMMERCE: Leading top consumer brands across ecommerce, DTC, food, retail and more HOME SERVICES: 2 of the leading home security companies in the U.S. HEALTH & WELLNESS: Numerous personal fitness, health and wellness brands CONSUMER FINANCE: Top 3 mortgage lender + top 3 consumer reporting company CAREER & EDUCATION: Top-tier large universities + large learning software providers 15 INSURANCE ECOMMERCE CONSUMER FINANCE CAREER & EDUCATION OTHER Vertical % data represents FY20.

Insurance is still in the early stages of digital transformation of ad spend, and we have seen this trend continue to accelerate in 2021. Because of our strong value proposition to advertisers, our powerful proprietary technology solutions (DMS is the only digital performance advertiser to have a deep SaaS tech integration with a top U.S. insurance provider) and our first-party data asset, we are seeing outpaced growth in the insurance vertical. Accelerating & Significant Growth In The Insurance Vertical 16

DMS Is Positioned To Grow As The Insurance Industry Goes Digital Insurance is a high-spend industry with regard to advertising, and that ad spend is rapidly shifting to digital channels across all categories of insurance as the premium writing process transitions online. 171eMarketer, 2S&P Global Market Intelligence, 3Stax

Significant And Growing Blue Chip Partners 18

Quarterly Insurance Revenue Growth (in 000's)1 Dynamic Growth In The Insurance Vertical Currently, insurance (inclusive of auto, health, life and home) is the largest vertical in which DMS does business. Our work within the insurance vertical spans both our marketplace and our brand-direct solutions. • Insurance Q1 2021 organic revenue growth was 102%, compared to Q1 2020 • This was driven by a 111% increase in quote requests 19 1FY19 includes Pro Forma Revenue for Q4 2019 acquisition pre-ownership period (1/1-10/31/19).

Insurance Growth: By The Numbers 6,000+ Local Agents +13% Active Agents in Q11 95% Of Auto Insurance Advertiser Clients with Deep Integrations 105% Y/Y Revenue Growth from Top 5 Auto Insurance Clients in Q1 2021 1,000,000+ Consumer Quote Requests in Q1 2021 New DMS Marketplace Leveraging DMS data asset + proprietary tech + expansive media reach; focused on consumer LTV Currently live with auto insurance. Will become DMS flagship marketplace, helping consumers shop for insurance + other verticals DMS supports. Soft- Launched December 2020 As of Q1 2021: More than ½ million visitors Already Benefiting from Brand Drag FY21E ~$25 MM Revenue 60% Net New Q1 2021 20 100% Retention Rate for Top 20 Insurance Clients in Q1 20211 Lifetime Consumer Quote Requests 15MM+ Auto Insurance 2.5MM+ Health Insurance 1 Compared to Q4 2020

Additional Opportunities For Continued Growth Across The Entire DMS Ecosystem The nation’s top brands leverage our digital performance advertising solutions, including our: PROPRIETARY TECH ● FIRST-PARTY DATA ● EXPANSIVE MEDIA REACH 21 Vertical-Agnostic Click Platform SaaS Push Notification Platform Agent-Centric Self-Service Platform Self-Service, Vertical-Agnostic Lead Exchange

Key Investment Takeaways 1. Growing TAM Positioned well within large, underpenetrated and rapidly growing total addressable market with significant tailwinds 5. Successful M&A Strategy Selected accretive acquisitions have positioned the Company for accelerated growth and success 2. Economic Moat Proprietary and data-driven technology platform paired with our first-party data, power the DMS ecosystem and provide a competitive advantage 6. Powerful Financial Engine Drives high FCF conversion compared to peers 3. Proven Client Value Across high-value verticals with high diversification and meaningful focus in the insurance industry 7. Best-In-Class Leadership Team Innovative team with 650+ years of combined experience and average industry experience of 20 years; culture of collaboration that creates winning results 4. ROI-Driven Model Provides accountability and transparency to the digital marketing process, driving high client retention 8. Single Point Of Entry For Clients Proven end-to-end digital customer acquisition solutions provider with flywheel differentiation proven to accelerate growth 22

Financial Overview 23

Q1 2021 Performance 1Adjusted revenue and adjusted EBITDA are non-GAAP financial measures. 2This provides a reconciliation of Adjusted EBITDA to Net Income (Loss), the most directly comparable GAAP measure (in thousands). 24 Reported (GAAP) Adjustments1 Adjusted (Non-GAAP)1 Revenue $ 96,803 $ 2,735 $ 99,538 Cost of Revenue (69,182) (2,735) (71,917) Gross Margin 27,621 - 27,621 Gross Margin Percentage 28.5% 27.7% Operating Expenses (18,725) (18,725) Depreciation & Amortization (5,419) (5,419) Income (Loss) From Operations 3,477 3,477 Interest Expense (3,257) (3,257) Income Tax Benefit (expense) (117) (117) Change in fair value of warrant liabilities (315) (315) Net (loss) (212) (212) Adjustments2 Depreciation, Amortization, Interest, Taxes 8,793 8,793 Acquisition Costs & Other Non-Operating 4,301 4,301 Sub-Total Before Additional Adjustments 12,882 12,882 Acquisition EBITDA - - Estimated Cost Savings 1,222 1,222 Adjusted EBITDA1 14,104 14,104 Adjusted EBITDA Percentage 14.6% 14.2% Capital Expenditures 2,391 2,391 Unlevered Free Cash Flow1 11,713 11,713

Q1 2021 Performance Q1 was another strong quarter, both on the top and bottom lines. SEGMENT REVENUE Q1 21 ($ in millions) BRAND-DIRECT $ 56.2 MARKETPLACE $ 49.3 OTHER $ 2.0 TOTAL NET REVENUE1 $ 96.8 Q1 21 ($ in millions) ADJUSTED EBITDA2 $ 14.1 GROSS MARGIN 28.5% GROSS PROFIT $ 27.6 25 • Q1 revenue growth was an impressive 33.1% year over year • Q1 performance benefited from continued momentum and growth inside of our largest key vertical: insurance ◦ 102% y/y revenue growth ◦ 111% quote request growth ◦ 229% quote request growth for our O&O websites 1This amount is net of intercompany eliminations totaling $10.7M 2This is a non-GAAP financial measure.

APPENDIX: Additional Non-GAAP Reconciliations 26 The following table provides a reconciliation of Adjusted Revenue to Revenue, the most directly comparable GAAP measure (in thousands): 1Includes the gross up for certain Managed Services contracts that are presented net of costs under GAAP. Three Months Ended March 31, 2021 Three Months Ended March 31, 2020 Reported (GAAP) Adjustments1 Adjusted (Non-GAAP) Reported (GAAP) Adjustments1 Adjusted (Non-GAAP) Net Revenue $ 96,803 $ 2,735 $ 99,538 $ 72,728 $ 1,821 $ 74,549 Cost of Revenue 69,182 2,735 71,917 50,159 1,821 51,980 Gross Profit $27,621 - $ 27,621 $22,569 - $22,569 Gross Profit Margin 28.5% - 27.7% 31.0% - 30.3%

APPENDIX: Additional Non-GAAP Reconciliations 27 Reconciliation of Insurance Revenue for Applicable Periods to Total GAAP Revenue 2019 ($ in millions) 2020 ($ in millions) 2021 ($ in millions) Revenue Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Life $ 4,039 $ 3,657 $ 2,181 $ 1,720 $ 2,373 $ 2,155 $ 1,817 $ 7,394 $ 4,849 Health 3,778 4,609 4,388 6,628 5,594 5,443 5,682 4,352 10,474 Home 1,734 2,398 3,114 2,935 2,521 2,940 3,541 4,879 6,226 Auto 18,093 16,602 19,910 18,312 20,198 25,954 31,387 36,228 40,406 Insurance Vertical 27,644 27,266 29,593 29,593 30,686 36,492 42,427 52,853 61,958 Other Verticals 30,178 30,479 27,982 35,561 42,042 38,704 40,403 49,777 34,625 GAAP Revenue 57,822 57,745 57,575 65,154 72,728 75,196 82,830 102,629 96,803 Adjustments1 1,804 1,640 1,821 1,774 1,821 1,548 2,307 2,101 2,735 Adjusted Revenue2 59,626 59,385 59,396 66,928 74,549 76,744 84,137 104,730 99,538 1Includes the gross up for certain Managed Services contracts that are presented net of costs under GAAP 2This is a non-GAAP financial measure.

28 APPENDIX: Additional Non-GAAP Reconciliations 1This is a non-GAAP financial measure. 1This is non-GAAP financial measure. Three Months Ended March 31, 2021 Three Months Ended March 31, 2020 Earnings Per Share Attributable to Digital Media Solutions, Inc. Basic and Diluted $ (0.00) N/A Net Income (Loss) Attributable to Digital Media Solutions, Inc.: $ (119) $ 757 Add Adjustments to Net Income (Loss): Acquisition Costs 1,494 27 Equity Based Compensation, Legal and Severance Costs 2,253 133 Restructuring, Transition and Refinance Costs 554 348 Acquisition Synergies 800 2,826 Acquisition EBITDA 422 1,126 $ 5,404 $ 5,217 Net Income Tax Benefit (Expense) Based on Conversion of Units 144 121 Adjusted Net Income1 (Loss) $ 5,678 $ 4,917 Weighted-Average Shares Outstanding - Basic and Diluted Class A common stock 33,241 23,960 Weighted-average LLC Units of Digital Media Solutions Holdings, LLC that are convertible into Class A common stock 26,306 20,500 59,547 44,460 Adjusted EPS1 $ 0.09 $ 0.11